UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of report originally filed)    October 4, 2005

    Coastal Banking Company, Inc.
(Exact name of registrant as specified in its charter)

    South Carolina
(State or other jurisdiction of incorporation)

000-28333	58-2455445
(Commission File Number)	(I.R.S. Employer Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina (Address of principal executive offices)	29902 (Zip Code)

(843) 522-1228
(Registrant's telephone number, including area code):

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective October 1, 2005, Coastal Banking Company, Inc. completed its acquisition of First Capital Bank Holding Corporation. This was accomplished through the merger of First Capital with and into Coastal, all as provided in the Agreement and Plan of Merger dated April 6, 2005, and as amended on May 19, 2005. This Amendment No. 1 amends the previous Current Report on Form 8-K dated October 4, 2005 to include financial statements of the acquired business and pro forma information.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

            The financial statements required by this item were filed with the Form S-4/A on July 1, 2005.

(b)      Pro Forma Financial Information

           Unaudited pro forma condensed combined financial information of Coastal and First Capital for the nine months ended September 30, 2005 and for the year ended December 31, 2004 are filed as Exhibit 99.1 to this Current Report on Form 8-K/Amendment No. 1.

(c)      Exhibits

99.1    Unaudited Pro Forma Condensed Combined Financial Information of Coastal and First Capital at and for the nine months ended
           September 30, 2005 and for the year ended December 31, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC.

Dated: December 15, 2005	By: /s/ James L. Pate, III James L. Pate, III Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number           Description

99.1                  Unaudited Pro Forma Condensed Combined Financial Information of Coastal and First Capital at and for the nine months ended September 30, 2005 and for the year ended December 31, 2004.